Exhibit 10


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the references to our firm in the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Matterhorn Growth Fund, Inc. and to the use of our report dated August 2, 2002 on the financial statements and financial highlights of Matterhorn Growth Fund, Inc. Such financial statements and financial highlights appear in the 2002 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.


                                                 /s/ Tait, Weller & Baker

PHILADELPHIA, PENNSYLVANIA
JUNE 18, 2003